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                                                       EXHIBIT 10 (k)(4)(a)(iii)












              AMENDMENT TO ENVIRONMENTAL INDEMNIFICATION AGREEMENT

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                       FIRST UNION NATIONAL BANK, AS AGENT



                          DATED AS OF DECEMBER 30, 1998



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              AMENDMENT TO ENVIRONMENTAL INDEMNIFICATION AGREEMENT

--------------------------------------------------------------------------------



         THIS AMENDMENT TO ENVIRONMENTAL INDEMNIFICATION AGREEMENT (this "Amendment") is made and executed this 30th day of December, 1998, by

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256, Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national association, as Agent ("Agent"), for the Lenders under and as defined in that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith, as amended from time to time, between Borrower and Agent (the "Loan Agreement").

                                    RECITALS

         1. Borrower and Agent, Morgan Guaranty Trust Company of New York, a New York banking corporation, AmSouth Bank, a state banking corporation, and Guaranty Federal Bank F.S.B., a federal savings bank (collectively, the "Original Lenders") entered into that certain Amended and Restated Revolving Credit Loan Agreement dated as of December 29, 1997 (the "Prior Loan Agreement") pursuant to which the Original Lenders agreed to extend certain credit to Borrower from time to time up to a maximum principal amount of $100,000,000 (the "Loan").

         2. As partial security for the Loan, Borrower provided the Original Lenders with that certain Amended and Restated Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated as of December 29, 1997, and recorded in Official Records Book 9767, page 002, of the public records of DeKalb County, Georgia (the "Indenture"), wherein Borrower granted to the Original Lenders a security interest in certain real property located in DeKalb County, Georgia, and described therein (the "Property") as security for the Loan.

         3. As a condition precedent to and as a material inducement for the Original Lenders' agreement to provide the Loan to Borrower, the Original Lenders required Borrower to execute and deliver that certain Environmental Indemnification Agreement


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dated as of December 29, 1997 covering the Property (the "Environmental
Agreement"), which Environmental Agreement was assigned to Agent pursuant to that certain Assignment of Deed to Secure Debt and Related Loan Documents of even date herewith.

         4. Borrower has applied to the Agent to increase the amount of the Loan to $150,000,000 and to resyndicate the Loan to additional lenders in order to finance such increase, and to modify certain other provisions of the Indenture. The Agent and the other Original Lenders have agreed to such modifications, provided, among other things, that the Environmental Agreement is modified in accordance with the terms and conditions hereinafter set forth.

         ACCORDINGLY, in consideration of the mutual covenants, promises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Recitals. The recitals hereinabove are true and correct and are incorporated herein by reference.

         2. Additional Lenders. All references to the term "Lender" or "Lenders" as utilized in the Environmental Agreement shall hereinafter be deemed to refer to First Union National Bank, as Agent for the Lenders under and as defined in the Loan Agreement.

         3. Additional Promissory Notes. All references to the term "Notes" as utilized in the Environmental Agreement shall hereinafter be deemed to refer collectively to those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes all of even date herewith from Borrower to each of the Lenders, as applicable.

         4. Amendment to Loan Agreement. All references to the term "Loan Agreement" as utilized in the Environmental Agreement shall hereinafter be deemed to refer to that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith between Borrower and First Union National Bank, as Agent for the Lenders. All references to the term "Loan" as utilized in the Environmental Agreement shall hereinafter be deemed to refer to the Loan evidenced by the Second Amended and Restated Loan Agreement.

         5. Amended and Restated Indenture. All references to the term "Indenture" as utilized in the Environmental Agreement shall hereinafter be deemed to refer to that certain Second Amended and Restated Deed to Secure Debt, Assignment of Leases and Security Agreement from Borrower to Agent of even date herewith, and to be recorded in the public records of DeKalb County, Georgia.

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         6. Ratification. Except as herein expressly amended, the Environmental
Agreement is hereby ratified and confirmed and shall otherwise remain unchanged and in full force and effect.

         7. Capitalized Terms. All initial capitalized defined terms not defined herein shall have the meanings assigned to them in the Environmental Agreement.

         8. Counterparts. This Amendment may be executed in separate counterpart signature pages, and all such counterparts taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their authorized officers as of the day and year first above written.


Signed, sealed and delivered in the             BORROWER:
presence of:
                                                KOGER EQUITY, INC., a Florida
                                                corporation
/s/ Janice R. Long
--------------------------------------
Unofficial Witness
                                                By: /s/ G. Danny Edwards
                                                  -----------------------------
                                                Name: G. Danny Edwards
/s/ Dee Price                                       ---------------------------
--------------------------------------          Title: Treasurer
Notary Public                                         -------------------------

                                                Attest: /s/ W. Lawrence Jenkins
                                                      -------------------------
                                                Name: W. Lawrence Jenkins
                                                    ---------------------------
                                                Title:                 Secretary
                                                     ------------------
My Commission Expires: Feb. 1, 1999
Public Notary, Camden County, GA                         [CORPORATE SEAL]
--------------------------------------
        [NOTARY SEAL]


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Signed, sealed and delivered in the
presence of:                                   LENDER:

                                               FIRST UNION NATIONAL BANK, a
/s/ Alan C. Sheppard, Jr.                      national association, as Agent
----------------------------------------
Unofficial Witness Alan C. Sheppard, Jr.

                                               By: /s/ Andrew Hogshead
                                                 ------------------------------
/s/ Nancy Hoffmann                             Name: /s/ J. Andrew Hogshead
----------------------------------------           ----------------------------
Notary Public                                  Title: Vice President
                                                     --------------------------

                                               Attest: /s/ Lynn E. Vermilva
My Commission Expires: September 3, 2000              -------------------------
Bonded Thru Notary Public Underwriters         Name:  Lynn E. Vermilva
----------------------------------------            ---------------------------
            [NOTARY SEAL]                      Title:  Vice President  Secretary
                                                     -----------------
                                                      [CORPORATE SEAL]

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